Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K for the year ended December 31, 2024 (the “Report”) of Onex Direct Lending BDC Fund (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Ronnie Jaber, the Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:

1.
the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 7, 2025

By:	Ronnie H. Jaber
Ronnie H. Jaber
Chief Executive Officer and President